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                                                                    EXHIBIT 23.2


                         CONSENT OF ARTHUR ANDERSEN LLP


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 19, 1999 included in Big Buck Brewery & Steakhouse, Inc.'s Form 10-KSB for the year ended January 3, 1999 and to all references to our firm included in this registration statement.

Minneapolis, Minnesota
November 30, 1999

                                                      /s/ ARTHUR ANDERSEN LLP